UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

____________________

FIRSTFED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 302-5600

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, Babette Heimbuch tendered her resignation as Chief Executive Officer and as a member of the Board of Directors of FirstFed Financial Corp. (the “Company”) and its wholly-owned banking subsidiary, First Federal Bank of California, FSB (the “Bank”), effective December 31, 2009.  Ms. Heimbuch will cease serving as Chairman of the Board of Directors of the Company and the Bank effective immediately.  Ms. Heimbuch’s resignation did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

James Giraldin, who currently serves as President and Chief Operating Officer and as a member of the Board of Directors of the Company and the Bank, will become Chief Executive Officer and President, effective January 1, 2010.

Mr. Giraldin, age 57, has served as President and as a member of the Board of Directors of the Company and the Bank since April 2002, and as Chief Operating Officer of the Company and the Bank since 1997.  Mr. Giraldin joined the Company and the Bank in 1992 as Executive Vice President and Chief Financial Officer.  Prior to joining the Company and the Bank, Mr. Giraldin was Chief Executive Officer of Irvine City Bank for five years.  He previously served as Chief Financial Officer for two other savings and loan associations and was a certified public accountant with KPMG LLP.  Mr. Giraldin is on the Executive Board of the Boys and Girls Clubs of Santa Monica.

Item 7.01. Regulation FD Disclosure.

On December 11, 2009, the Company issued a press release announcing the resignation of Ms. Heimbuch as Chief Executive Officer and as a member of the Board of Directors of the Company and the Bank, and the appointment of Mr. Giraldin as Chief Executive Officer of the Company and the Bank.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

December 11, 2009	By:	/s/ Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 11, 2009.

Exhibit 99.1

FIRSTFED FINANCIAL CORP. ANNOUNCES RETIREMENT OF BABETTE HEIMBUCH

LOS ANGELES, Calif. (December 11, 2009) – FirstFed Financial Corp. (OTS-FFED.PK, the “Company”) announced today that Babette Heimbuch, chairman and chief executive officer, has resigned as chairman of the board of the Company and its wholly-owned subsidiary, First Federal Bank of California (the “Bank”), effective December 9, 2009.  In addition, she will retire as CEO effective December 31, 2009 and resign from both boards at that time.  Ms. Heimbuch has been succeeded as chairman by Brian Argrett, an independent director since 2006, and will be succeeded as CEO by James Giraldin, who is currently the Company’s president and chief operating officer.

Ms. Heimbuch, who joined the Bank in 1982 as chief financial officer, was appointed chairman and CEO of the Company and the Bank in 1996. Under Ms. Heimbuch’s leadership, the Bank grew to 39 branches and $6.2 billion in assets as of September 30, 2009.

“My hope was to have transitioned to retirement earlier, but I stayed on because of the economy and the challenges that the Bank has encountered,” Ms. Heimbuch said. “Now, both the Bank and the economy are experiencing positive trends, and I am confident that the executive team at First Federal Bank of California is well-positioned to complete our capital-raising effort.” Ms. Heimbuch noted that she is most pleased with the success of the Bank’s innovative home loan modification program, which has helped thousands of families keep their homes.

Mr. Argrett, who is President and CEO of private-equity firm Fulcrum Capital Group LLC, thanked Ms. Heimbuch for her 27 years of service.  “Babette has guided the Bank through good times and very difficult times in its 80-year history as a community bank and has built an excellent management team.”

That management team will be led by Mr. Giraldin as CEO and President.  Mr. Giraldin joined the Company and the Bank in 1992 as CFO, and was promoted to COO in 1997. In 2002, he was named president and appointed to the Company and Bank boards.  Douglas Goddard will continue in the role of CFO, a position he has held since 1997.  Shannon Millard, who joined the Bank in 1992, will remain as president of the retail banking division, a position she has held since March 2007.  David Anderson will continue as chief credit officer, a position he has held since 2004.

“After several years of a difficult banking environment, our Bank has reported nine consecutive months of declining delinquencies, the last six of which have also shown decreasing loss rates,” Mr. Giraldin said.  “Congress has passed the Worker, Homeownership and Business Assistance Act of 2009, which bolsters our capital position. Our loan modification program has reduced the risk of losses in our mortgage portfolio, and our retail deposits are growing,” he said.  Mr. Giraldin noted that he is “especially pleased to be working with a tenured team that is helping the Bank work through this difficult environment.”

The Company also announced that William Rutledge, an independent director since 1995, has become vice chairman of the board.  Mr. Rutledge was president and CEO of Allegheny-Teledyne Inc., a leading specialty metals producer, until 1997.  He serves on several corporate boards.

About FirstFed Financial Corp.

FirstFed Financial Corp. is a savings and loan holding company.  The Company owns and operates First Federal Bank of California, a federally chartered savings association.  The Company’s principal executive offices are located at 12555 W. Jefferson Boulevard, Los Angeles, California 90066, and its telephone number is (310) 302-5600.  Information about the Company, including corporate background and press releases, is available through the Company’s website at www.firstfedca.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to, the ability and willingness of borrowers to pay their mortgage loans, which is affected by external factors such as interest rates, the California real estate market and the strength of the California market, in particular employment levels; fluctuations between consumer interest rates and the cost of funds; federal and state regulation of lending, deposit and other operations, including the regulatory enforcement actions to which the Company and the Bank are currently, and may in the future be, subject; competition for financial products and services within the Bank’s market areas; operational and infrastructural risks; capital market activities; critical accounting estimates; and such other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.  Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT INFORMATION:
James P. Giraldin
President and Chief Operating Officer
FirstFed Financial Corp.
(310) 302-1713